--------------------                                         -------------------
CUSIP NO.  989070602              SCHEDULE 13D/A             PAGE 13 OF 13 PAGES
--------------------                                         -------------------

                                    EXHIBIT 2

                       DISCLAIMER OF BENEFICIAL OWNERSHIP

     Each of the undersigned disclaims beneficial ownership of the securities referred to in the Schedule 13D to which this exhibit is attached, and the filing of this Schedule 13D shall not be construed as an admission that any of the undersigned is, for the purpose of Section 13D or 13G of the Securities Exchange Act of 1934, as amended, the beneficial owner of any securities covered by Schedule 13D.

Dated: October 3, 2005

                                        WL ROSS & CO. LLC


                                        By: /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member

                                        WLR RECOVERY FUND II, L.P.

                                        By: WLR Recovery Associates II LLC,
                                            its General Partner


                                        By: /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member


                                        WLR Recovery Fund III, L.P.

                                        By: WLR Recovery Associates III LLC,
                                            its General Partner


                                        By: /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member


                                        WLR RECOVERY ASSOCIATES II LLC


                                        By: /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member


                                        WLR RECOVERY ASSOCIATES III LLC


                                        By: /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member


                                            /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.